UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 ON FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 5, 2019 (April 19, 2019)

IMAC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1605 Westgate Circle, Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 266-4622

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[  ] Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

[  ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

CURRENT REPORT ON FORM 8-K/A

IMAC HOLDINGS, INC.

July 5, 2019 (April 19, 2019)

This Amendment No. 1 amends Item 9.01 of the Current Report on Form 8-K dated April 19, 2019, of IMAC Holdings, Inc., a Delaware corporation (the “Company”), filed with the U.S. Securities and Exchange Commission on April 25, 2019, relating to the Company’s acquisition of the businesses of Progressive Health & Rehabilitation Ltd. and Illinois Spine & Disc Institute Ltd., to include the information set forth below:

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), attached as Exhibit 99.1 are the audited financial statements of Progressive Health & Rehabilitation Ltd. and Illinois Spine & Disc Institute Ltd. as of and for the years ended December 31, 2018 and 2017, respectively, together with the unaudited financial statements of Progressive Health & Rehabilitation Ltd. and Illinois Spine & Disc Institute Ltd. as of and for the three months ended March 31, 2019, and the accompanying notes.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b), attached as Exhibit 99.2 are unaudited pro forma condensed consolidated financial information for IMAC Holdings, Inc. and Progressive Health & Rehabilitation Ltd. and Illinois Spine & Disc Institute Ltd.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited and unaudited financial statements of Progressive Health & Rehabilitation Ltd. and Illinois Spine & Disc Institute Ltd., and the accompanying notes.

99.2	Unaudited condensed consolidated pro forma financial statements for IMAC Holdings, Inc. and Progressive Health & Rehabilitation Ltd. and Illinois Spine & Disc Institute Ltd.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2019	IMAC HOLDINGS, INC.

	By:	/s/ Jeffrey S. Ervin
Jeffrey S. Ervin
Chief Executive Officer